U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                               __________________

                                 FORM 8-K 12g-3

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):     August 20, 2001
                                                   -----------------------



                                   MyPlan USA, Inc.
                       ------------------------------------
             (Exact name of registrant as specified in its charter)


                   Nevada                              Pending
                   ------          ----------          -------

         (State or other          (Commission          (I.R.S. Employer
         jurisdiction             File Number)        Identification No.)
       of incorporation)

      141-757 West Hastings Street, Suite 676
      Vancouver, British Columbia, Canada                    V6C 1A1
     -----------------------------------------               -------
     (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:     (604) 681-7806
                                                    -----------------------


Former Name and Address (on Form 10-QSB filed August 9, 2001):

           VJG4, Inc.*
           1601 Fifth Avenue, Suite 2100
           Seattle, Washington  98101
           USA

*This report is being filed with the Commission by the Registrant as a Successor Issuer to VJG4, Inc. by virtue of Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended. The Commission File Number of VJG4, Inc. is 000-32107 and its CIK is 0001129722.

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INFORMATION TO BE INCLUDED IN THE REPORT

                                                                            Page
                                                                            ----
Item 1.  Changes in Control of Registrant                                      3

Item 2.  Acquisition or Disposition of Assets                                  3
         (a)  Description of Business                                          4
         (b)  Management's Discussion and Analysis or Plan of Operation       11
         (c)  Description of Property                                         21
         (d)  Security Ownership of Certain Beneficial Owners and Management  21
         (e)  Directors and Executive Officers                                22
         (f)  Executive Compensation                                          23
         (g)  Certain Relationships and Related Transactions                  24
         (h)  Description of Securities                                       24
         (i)  Market Price of and Dividends on the Registrant's Common
              Equity and Other Shareholder Matters                            25
         (j)  Legal Proceedings                                               26
         (k)  Changes in and Disagreements With Accountants                   26
         (l)  Recent Sales of Unregistered Securities                         26
         (m)  Indemnification of Directors and Officers                       26
         (n)  Reports to Shareholders                                         27

Item 5.  Other Events and Regulation FD Disclosure                            27

Item 7.  Financial Statements and Exhibits                                    28

SIGNATURES                                                                    28

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Merger Agreement
----------------

Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated August 20, 2001, MyPlan USA, Inc. (the "Company"), a Nevada corporation, acquired all of the outstanding shares of common stock of VJG4, Inc. ("VJG"), a Washington State corporation, from the shareholders of VJG in an exchange for an aggregate of 50,000 shares of common stock of the Company plus $40,000.00 and merged with VJG (the "Merger").

The Merger was approved by the unanimous consent of the Board of Directors of VJG and its shareholders on August 20, 2001. The Merger was also approved by unanimous consent of the Board of Directors of the Company on August 20, 2001. No Company shareholder vote was required. The Merger was effective on August 21, 2001. The Merger is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Upon effectiveness of the Merger, pursuant to Rule 12g-3(a) of the General rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), the Company elected to become the successor issuer to VJG for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and elects to report under the Exchange Act effective August 21, 2001.

A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

Control of the Company
----------------------

The Company had 16,966,000 shares of common stock, $0.001 par value per share, issued and outstanding prior to the Merger, and 17,016,000 shares issued and outstanding following the Merger. VJG had 2,050,000 shares of common stock, par value $0.0001 per share, issued and outstanding prior to the Merger.
Immediately upon the effectiveness of the Merger, each VJG share of common stock was cancelled.

The executive officer and director of VJG, Chapin Wilson, resigned such offices as a result of the Merger. The executive officers and directors of the Company will serve as the executive officers and directors of the surviving corporation.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Upon the effective date of the merger, August 21, 2001, VJG ceased to exist and all of its assets and liabilities became those of the Company.

The consideration exchanged pursuant to the Merger Agreement was negotiated between VJG and the Company. In evaluating the Merger, VJG used criteria such as the value of assets of the Company, the Company's anticipated operations and

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acquisitions, business name and reputation, quality of management, and current and anticipated operations. VJG determined that the consideration for the Merger was reasonable. In evaluating VJG, the Company primarily focused on VJG's status as a reporting issue under Section 12(g) of the Exchange Act.

In exchange for all of the outstanding shares of common stock of VJG, being 2,050,000 common shares, the Company issued from its treasury an aggregate of 50,000 shares of its common stock, valued at $0.02 per share, and $40,000.00 to the two shareholders of VJG.

The offering of the Company's shares to the shareholders of VJG was conducted pursuant to an exemption from registration, namely Rule 506 of Regulation D under the Securities Act of 1933, as amended (the "Act"). As a result, the 50,000 shares of the Company's common stock held by the shareholders of VJG are "restricted securities" subject to Rule 144 of the Act.

                        (a) DESCRIPTION OF BUSINESS

Description of the Business of VJG
----------------------------------

VJG was organized under the laws of the State of Washington on May 3, 1999. VJG's principal business objective has been to locate and acquire an operating business entity, which management of VJG determined would be a suitable acquisition (a "Target Company"). VJG recognized that as a result of its limited financial, managerial and other resources, the pool of suitable businesses that would be available to it would be limited. VJG's principal business objective was focused on long term growth upon acquisition of a Target Company.

VJG did not restrict its search to any specific business, industry or geographic location. It sought to acquire a Target Company that was looking to avail itself of the benefits of being a "reporting issuer" in order to facilitate capital formation to expand into new markets.

In order to better facilitate its business goals, VJG voluntarily filed with the SEC a Form 10-SB on December 8, 2000 and became a "reporting issuer" under the Exchange Act on February 6, 2001. From the time it became a reporting issuer until the Merger, VJG did not engage in any business activities other than identifying and investigating potential Target Companies. With its limited finances and absence of material assets or liabilities, VJG decided to forego the acquisition of another business and instead agreed to be acquired by the Company. Under the terms of the Merger, all of the outstanding assets and liabilities of VJG were assumed by the Company.

Further detailed information about VJG can be found in its Form 10-SB filed with the SEC on December 8, 2000.

Description of Business of the Company
--------------------------------------

Background
The Company commenced pre-incorporation activities in November, 2000, and prepared its business plan prior to incorporating in Nevada on August 2, 2001. The Company entered into the Merger Agreement with VJG shortly thereafter on August 20, 2001.

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Products and Services

Animation production includes three phases: pre-production, production and post-production.

   PRE-PRODUCTION involves the following activities: scenario writing,; scenario synopsis and story boarding; image sketching and conceptual drawing; character designing; sequential layout with continuity; and film planning.

   PRODUCTION involves the following activities: character designing; drawing thumbnail animation; animating; pencil testing; key-animation; clean-up animation; in between animation; background painting; setting and stage making; sound track recording with exposure sheet; and camera operation and filming.

   POST PRODUCTION involves the following activities: editing; mixing; and recording.

The Company was formed with the objective of becoming an entertainment media firm that provides services to the animation production and related entertainment industry in the following capacities:

*   Pre-production of animation project management;
*   Subcontracted distribution services for studios in the animation industry;
    and
* Global networking source for production and post-production services related to animation and entertainment projects

   Pre-Production of Animation Project Management
   ----------------------------------------------

The Company plans to participate in the development and pre-production of animation projects by offering its services at the pre-production stage and being involved in concept and character development, designing, story boarding, and scenario or story composition on a sub-contract basis. Among pre-production activities, the Company will emphasize overall project planning, finished product sales, and the marketing of pre-production subcontracted facilities. Apart from the primary activity of pre-production animation and the marketing of the entire subcontracted production process, the Company believes the derivative market, which includes video, game, character, printing and brand licensing, will provide another source of customers. The derivative market forms a separate industry segment and, in terms of market volume, occupies an increasing portion of the overall sales of the larger animation industry. In addition, the derivative market's products tend to extend the average life cycle of animation by moving mainstream images into the derivative areas.

   Subcontracted Distribution Services for Studios in the Animation Industry
   -------------------------------------------------------------------------

Subcontract production is a common practice in the United States animation industry. Most resellers or distributors do not add value to a product such as software or other add-up services, nor do they integrate the products with others. The Company aims to distinguish itself through these channels by creating additional value from utilizing its knowledge and experiences in market

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trends and customer information. In addition, the Company will identify animation subcontractors according to each of their specialties in the production process and in the differing types of animation.

   Global Sourcing Network
   -----------------------

The Company will then develop a global sourcing network to cover the full production procedures of various animation projects. Over the long term, the Company will strive to become a global sales channel for small and medium sized animation production companies located in Asia. The Company will represent those companies in the global market with the following activities: identifying potential customers; planning for market access and sales; generating inquiries from potential customers; developing new customers and obtaining orders; arranging and negotiating the terms and conditions of performance and payment; and handling overall relationships between the customer and the subcontracted animation studios.

   Outsourcing of Production and Post-Production
   ---------------------------------------------

Most of the work in the production and post-production phases will be outsourced to subcontractors. The overall procedures for each stage will be controlled and supervised by the Company and its subcontractor. The Company will ensure production quality by utilizing a line test system within the production process, by creating communication between each operator to minimize the costs of production and by implementing a comprehensive management system that combines the director, supervisor, animation, checking and digital enhancement all via the Internet.

All production processes are to be managed and supervised by access to the computers on which the project is created. All projects are to be assigned sufficient time to complete successfully each aspect of the creative process.

Marketplace

The animation industry can be characterized as a typical "high-risk high-return" industry. Successful animation products yield a tremendous dollar turnover. As an example, "Lion King", the biggest hit of cell animation and "Toy Story". However, only a few productions generate revenue at these levels. Most generate significantly less revenue.

Unlike conventional manufacturing industries, there are cases where unknown and small sized production firms present very successful animations. By contrast, many animations presented by well known, large production companies with seemingly limitless budgets end up failing. This does not mean that budget or company size is not a significant factor in animation production. Money alone is not a sufficient condition of success but is one of many necessary conditions required to produce a successful animation. Critical success factors of this industry entail creativeness, technology, motivated staff and skilled marketing.

The animation industry is not yet matured nor dominated by major players in the market. The industry continues to be vigorously competitive. It is quite true

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that existing market participants have some advantage compared to new-comers, but the advantage is not as substantial nor as lasting as in other industries.

A steady growth trend remains unchanged for the animation market. For example, according to the Roncarelli Report on the Computer Animation Industry 2000, the world's computer animation market size has grown from $5 billion in 1994 to $29.5 billion in 2000, an approximately $4 billion per year expansion.

Due to the rapid move into digitalization and the improvement of related technologies such as computer graphics, MPEG and user interface technologies, '3D animation' and 'flash animation' are expanding their position in the market and tend to stimulate the market demand for animated entertainment, which creates the positive cycling of works through the market. The Company intends to remain cutting edge in its use of available and developing technologies.

   Market Trends and Characteristics
   ---------------------------------

The animation market can be categorized into theater animation and television animation. Major players, like Walt Disney and 20th Century Fox, have long dominated the theater animation market and this trend is expected to continue.

When it comes to television animation, Japan animation or "Japanimation" is continuously expanding its market share. Increasing numbers of television animations are utilizing Japanimation. This trend is partly because of the popular cartoon "Pocket Monster", and the relatively inexpensive production costs of Japanimation.

New, less costly, production methods utilizing computer graphic technologies and global sourcing networks are becoming the trend in animation production. One of the most prevalent and outstanding changes in the animation market is the transition from 2D animation to 3D animation. 3D animation was first introduced in the United States. The information technology industry that led the U.S. economy to unprecedented prosperity helped 3D animation to rapidly develop. Cost efficiency, a significant benefit of 3D, is causing 3D animation to become mainstream in its industry. The most noticeable 3D animation innovator was Pixar. Through 'Toy Story', launched November 22, 1995, Pixar presented its 3D animation technology to the world. Toy Story was distributed by Walt Disney and generated $184 million of profit. Moreover, it won critics' high praise and, as a result, received an Academy award.

Another important feature of the animation industry is that it creates a derivative market. The derivative market is often bigger than the animation market itself. From computer games to character marketing, its variety is vast and still expanding. This one-source, multi-use feature results in one successful animation triggering the development of video, character licensing, game and other related businesses. As more new animations are introduced and the derivative market expands and diversifies, the animation industry, as the "source of derivatives", is creating new demands and expanding into new markets all over the world.

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Market Size
------------

The overall size of the animation industry is difficult to measure. Since animation is one sector of the entertainment industry that includes all of the contents of broadcasting, it's hard to find any segregated market statistics for animation. In addition, since the derivative market is continually expanding with new market genres being created worldwide, it is more practical to break down the industry into smaller sectors and areas.

The global market volume of animation alone was estimated by the Company to be around $70 billion in 1997. Included in this figure, theater animation was approximately $6 billion (estimates are from Company staff industry knowledge). The overall market size including character licensing and games is estimated by the Company to be hundreds of billions of dollars.

According to an announcement from "Frost & Sullivan", a leading market survey institute, total sales of 3D animation related software in the U.S. was estimated to be $185 million in 1997. The annual growth rate was 26%. 3D animation is used in 6 categories comprising video games, modeling, broadcasting, educational programs, corporate material and web page development.

   Primary Market
   --------------

As a subcontract market distributor of animation production, the Company will strive to develop global sales channels.

The Company's primary target customers are major animation production firms such as Walt Disney, 20th Century Fox, Wildstorm Production and other broadcasting companies. The Company will proactively develop potential prospects in the United States and other advanced markets.

Potential customers of the Company are categorized as follows:

  * Full production animation companies
  * General entertainment enterprises
  * Pre-production companies
  * Broadcasting companies
  * Animation distributors

   Derivative Market
   -----------------

When it comes to the derivative (secondary) market that includes video, game, character, printing and character licensing, the Company will proactively develop potential clients in the global market.

Potential customers of the derivative market are categorized as follows:

  * Game development companies
  * Character licensees such as garment manufacturers, stationary products, fashion accessories and food and beverage container manufacturers
  * Web content providers
  * Other entertainment firms

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The Company believes that high quality customer service and an effective support system are critical to successful marketing and sales and intends to establish a comprehensive service and support organization to manage customer relationships.

Competition

The animation market is fragmented and highly competitive. Competitors range from the most well-known majors such as Walt Disney to unknown smaller firms. The market competition is particularly vigorous in the newly developed genres of '3D animation' and 'flash animation'. There are no specific barriers to market entry and many companies have entered the market.

The Company believes that factors critical to success in the industry include creativeness, technology, highly skilled and motivated staff, an effective marketing strategy, strong management support, and adequate funding.

   Creativity. Successful animations, such as Toy Story and Chicken Run, tend to grab both media and audience attention due primarily to their creativity and overall production quality. Traditional 2D animations also bring forth creativity from traditional story lines.

   Technology. Innovative technology exposes audiences to a variety of animation and special effects.

   Skilled Staff. Similar to any industry, the animation industry has an absolute need for skilled and motivated manpower. For example, the Japanese animation industry (which still maintains its 2D animation focus) has lost a substantial number of its skilled young working force to digital equipment and game manufacturers that pay higher salaries. The Japanese animation industry has suffered competitively due to this movement. Without an adequate number of skilled staff, animation companies, and the industry as a whole, would suffer.

   Current Status of Competition by Region
   ---------------------------------------

   United States. It is common practice to subcontract work in the production and post-production stages of theater animation, which stages are composed primarily of labor intensive work such as drawing, painting, printing and mixing. Major subcontractors are clustered in the Far East nations including Korea, China and Taiwan. Competition between subcontractors is intense and the market is highly price- and technology-sensitive. As market competition intensifies, Canadian studios are replacing U.S. studios because the subcontractors' market for television animation is facing a downturn in the U.S. As a result, subcontractors face a more competitive marketplace.

   Japan. When it comes to theater animation, Walt Disney and other major American companies dominate the market. However, Japanese animation studios dominate the television animation market. The number of Japanese animation companies approximates 300. Among them, the number of first tier subcontractors to broadcasting companies and/or full production companies approximates 30 (from

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advertising and industry sources). Japanese animation comprises a majority portion of the overall subcontracted television animation market dominated by Walt Disney and Warner Brothers. It is well known in the industry that MTV, Cartoon Networks and a number of other well known American studios form the major part of the competition.

   Korea. Korea, a major animation market, has seen rapid growth in both market share and animation technology. Korea's animation industry is expected to grow to about a $1.2 billion market by the end of 2001. [September 1999 Research Institute of Information and Telecommunication] Included in this market estimate $79 million is expected to be generated by subcontracted animation studio work. In Korea, there are more than 200 small and medium sized subcontract studios (estimated at the end of the year 2000). [September 1999 Research Institute of Information and Telecommunication] In Korea, the 'Ministry of Culture and Travel' established an animation curriculum in colleges and universities. This new program will ensure a sufficient supply of well trained animation technicians and artists for the growing animation industry in Korea. The Korean subcontractors share their market with competitive Chinese and Taiwanese production studios. As part of this competition for market share, Korean studios have joined the world's trend into 3D animation and have developed remarkable animation skills and technological enhancements. As a result, Korea has become another participant and serious competitor for work subcontracted by the major American and Japanese production companies. In order to overcome any substantial reduction in the subcontract business, Korean production companies have put successful marketing efforts into forming strategic alliances with well-known production companies in the U.S. and Japan not only to acquire new technologies but to be involved in the pre-production phase as well.

   Overall Competitive Advantage
   -----------------------------

As the Company develops its role as a subcontract market distributor of animation production, it has an advantage not only in entering the animation pre-production market but also in establishing a global sourcing network within the overall animation industry, including its derivative industry vendors from production to character licensees. The Company has established a strong working relationship with MyPlan Korea (MPK). MPK has established itself as a post-production supplier of animations (such as Watership Down, Rainbow Fish, Spy vs. Spy, and Freaky Stories) to well known U.S. and Japanese animation production companies such as Wildstorm Productions and Hallmark Entertainment. Maintaining a good reputation in terms of quality control, delivery and innovation in production methods, MPK has enjoyed dramatic growth in recent years.

The Company's relationship with MPK will enable it to secure existing clients of MPK and more easily identify and access further potential clients. It also gives valuable synergies to the Company in surveying market trends, technological innovations and cost savings. In addition, the Company will benefit from the experiences in production and post-production of MPK.

By establishing a global sourcing network and following its marketing strategy, the Company will seek to generate powerful synergies and enhance its competitiveness in the animation market. The Company's long-term goal is to lead its market and maximize potential revenue.

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The Company believes that quality is one of the most basic and fundamental issues in animation production. The Company's quality control system will minimize "retake rates" and will ensure on-time production. The entire production process will be managed and supervised via the Internet and computers. Thus, the Company will utilize the latest procedures in technical production and supervision and will maintain a leading edge in these procedures.

Proprietary Technology

As far as subcontracted products are concerned, all copyrights and properties belong to the customer. It is quite possible, however, that the subcontractor holds a certain synergistic advantage when negotiating for a character license or distribution contract.

The Company will identify subcontractors according to each subcontractor's specialties in the production process and in the types of animation. The Company will then develop sales agreements with the subcontractors and then be able to cover the full production procedures for any animation project. The Company intends to negotiate to represent those projects in the United States market, thereby developing new customers.

Employees

As of August 21, 2001, the Company has six employees: two in administration and finance; two in sales and marketing; and two in production. The strength of the Company is found in the combined experience of the Company's officers and employees. The combination of skills will enable the Company to develop the industry relationships required to obtain and broker subcontract animation projects.

Press Release on Merger
-----------------------

The Company will issue a press release with respect to the Merger on August 24, 2001, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

                  (b) MANAGEMENT'S DISCUSSION AND ANALYSIS
                            OR PLAN OF OPERATIONS

Plan of Operations
------------------

As a newly incorporated firm, the Company has no previous business activity. The following discussion and analysis should be read in conjunction with the Company's financial statements and notes thereto and other financial information included elsewhere in this Form 8-K. This Form 8-K contains, in addition to historical information, forward looking statements that involve risks and uncertainties. The Company's actual results could differ materially from the results discussed in the forward looking statements.

The Company has received the following orders as a subcontracted distributor to market the following products currently in the post-production stage:

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Name of product     Number of episodes       Customer
-----------------   --------------------     --------
Rescue Heroes       7 episodes /20 minutes   NELVANA (Canada)
Snoopy              1 episode /25 minutes    MAD T.V.

New products under planning and development include Horang-ee and Gatchee (A Tiger and a Magpie). The Company is co-producing "Horang-ee and Gatchee" currently in the initial stage of pre-production and intended to be a television animation program. Should the animation turn out to be successful as a television network show, the Company will re-produce it in a theater animation version. The project is expected to appeal to children and teenagers.

The overall production budget from pre-production through promotion and advertising for "Horang-ee and Gatchee" is set at $7 million. The largest portion of the budget is allocated to production (35%) and to promotion and advertising (35%). The balance of the budget consists of pre-production expenses including project development (20%) and post-production costs (10%).

The Company plans to raise the required funds through various activities such as participation in animation festivals to bring the Company's services to the attention of the industry and potential investors and by soliciting funds from capital sources in the United States and Asia regions. A major source of required capital could be capital investments from venture capital firms as well as advances from broadcasting companies committed to buying the animation.

   Profit-Loss Projection
   ----------------------

The Company will record its sales in two categories: 1) subcontract sales and 2) new product sales. The Company will further record revenues from pre-production.

As a marketing and sales representative of small- and medium-sized animation production companies in the Asian region, the Company intends to sell production companies' products into the global market on a commission basis. The Company is targeting to generate $2.5 million of gross sales from subcontract deals in the next 12 months and intends to earn a 10% commission on these gross sales. The Company has no way of determining its future sales. The revenue projected to be earned in the short-term will depend upon the Company's ability to successfully launch its business and establish a targeted sourcing network with production companies in the Asian region.

The Company forecasts gross revenues from its animation, "Horang-ee and Gatchee", to be $17.5 million over three years. Revenue is anticipated to come primarily from direct sales of the animation to broadcasting companies, sales of videotapes and DVD titles and sales from character licensing. The actual revenue generated from the animation may be less than that forecasted by the Company and could be under $7 million. In addition, the budget for producing the animation could be higher than the forecast of $7 million. In either or both cases, the Company could incur a loss from the animation and has no way of accurately forecasting any revenue.

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It is difficult to estimate the volume of derivative sales with any accuracy, and as a result any sales projections by target customer could be over or under estimated.

The Company plans to develop and present at least one animation each year. The average budgeted cost of each newly presented animation is estimated to be $7 million, or an amount similar to that of "Horang-ee and Gatchee". Average sales during the first year for new animation is also forecasted to be similar to that of "Horang-ee and Gatchee". The company expects to operate at a loss until such time as its marketing and production plans materialize.

Liquidity and Capital Resources
-------------------------------

The Company's initial sources of liquidity will be cash from operations, working capital lines of credit, debt and equity financing. Since the Company has no operating history, it must rely on equity and/or debt financing in the initial stage of operations. The Company will be required to raise additional funds in order to produce and present television animation projects that are under development. There can be no assurances that financing, whether debt or equity, will be available to the Company in the amount required at any particular time or for any particular period, or if available, that it can be obtained on terms satisfactory to the Company. The Company has no arrangements with its officers, directors or affiliates to provide liquidity to the Company.

The Company anticipates that it will need to raise additional capital within the next 12 months in order to continue effectively. Such additional capital may be raised through additional public or private financings, as well as through loans and other resources. To the extent that additional capital is raised through the sale of equity or equity-related securities, the issuance of such securities could result in dilution to the Company's stockholders. There can be no assurance that additional funding will be available on favorable terms, if at all. If adequate funds are not available within the next 12 months, the Company may be required to curtail its operations significantly or to obtain funds through entering into arrangements with collaborative partners or others that may require it to relinquish rights to a certain part of the Company's assets that it would not otherwise relinquish.

Forward Looking Statements
--------------------------

This Form 8-K includes "forward-looking statements" within the meaning of
Section 27A of the 1933 Act and Section 21E of the Exchange Act. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objections, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates", or "does not anticipate", "plans", "estimates", or "intends" or stating that certain actions, events or results "may", "could", "would", "might", or "will" be taken, occur or be achieved) are not statements of historical fact and may be "forward looking statements". All statements, other than statements of historical facts, included in this registration statement, including, without limitation, the statements under and located elsewhere herein regarding industry prospects and the Company's financial position are forward-looking statements. Forward-Looking Statements are based on expectations, estimates and projections at the time the statements are being made so that they involve a number of risks and uncertainties that could cause actual results or events to differ materially

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form those anticipated. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove to have been correct. A shareholder or prospective shareholder should bear this in mind when assessing the Company's business.

Risk Factors Associated with the Company and Its Business
---------------------------------------------------------

The following risks relate specifically to the Company's business and should be considered carefully. The Company's business, financial condition and results of operations could be materially and adversely affected by any of the following risks.

   LIMITED OPERATING HISTORY.

The Company's limited operating history makes evaluation of the Company's current business and the forecasting of the Company's future results difficult. The Company has only a limited operating history upon which an evaluation of the Company's current business and prospects can be based, each of which must be considered in light of the risks, expenses and problems frequently encountered by all companies in the early stages of development. The Company has no record of commercial production, earnings or sales. The Company, therefore, is considered promotional and in its early formative and development stage. There is no assurance that the Company's products will achieve sales at a commercially viable level.

   FUTURE GROWTH PREDICTIONS MAY BE INACCURATE.

The Company's limited operating history makes the prediction of future results difficult or impossible. Furthermore, the Company's limited operating history leads the Company to believe that period-to-period comparisons of the Company's operating results may not be meaningful and that the results for any particular period should not be relied upon as an indication of future performance. To the extent that revenues do not grow at anticipated rates, the Company's business, results of operations and financial condition would be materially and adversely affected.

   THE COMPANY ANTICIPATES INCURRING LOSSES INTO THE FUTURE.

The Company anticipates incurring losses for the foreseeable future. The extent of future losses will depend, in part, on the amount of growth in revenues from the Company's services and products. The Company expects that operating costs will increase during the next several years, especially in the areas of sales and marketing, product development and general and administrative expenses as it pursues its business strategy. Thus, the Company will need to generate increased revenues faster than the rate of growth in costs to achieve profitability. To the extent that increases in its operating expenses precede or are not subsequently followed by corresponding increases in revenues, or if it is unable to adjust operating expense levels accordingly, the Company's business, results of operations and financial condition would be materially and adversely affected. There can be no assurance that the Company will sustain profitability or that its operating losses will not increase in the future.

   COMPETITION FROM LARGER COMPANIES IS EXPECTED.

The industries in which the Company competes are intensely competitive and the Company competes and will compete with companies having greater financial and technical resources. Therefore, to the extent that the Company is able to establish sales, revenues and profits, there is no assurance that it would be able to sustain such sales, revenues and profits. Moreover, although not a major factor today, if and when the Company begins achieving its objectives, larger, better financed companies in peripheral businesses may be attracted to the Company's markets. They may be prepared to spend large sums quickly to develop competitive products and to mount major marketing campaigns. The Company is aware of this possibility and hopes to establish itself as an industry leader early on. Time is of the essence and the Company's financing and marketing programs are essential to minimize this risk.

   THE COMPANY CURRENTLY DEPENDS ON A LIMITED NUMBER OF SUBCONTRACT SUPPLIERS.

Serving as a subcontract market distributor of animation production is one of the primary businesses of the Company. In the case that any subcontractors the Company is representing fail to meet delivery, quality and technology requirements of the customer, the Company would be exposed to the possible risks to take certain responsibilities for customers' claims and could suffer a possible loss of revenues or higher than anticipated costs of revenues, any of which could seriously harm its operating results.

   ACCEPTANCE OF THE COMPANY'S PRODUCTS IS UNPROVEN IN THE U.S. MARKET IN WHICH THE COMPANY OPERATES.

No assurance can be given that the Company's business model will be successful or that it can sustain revenue growth or be profitable. The market for the Company's products is rapidly developing and characterized as a typical "high-risk and high-return" industry. Successful animation products yield tremendous revenue. However, only a few products turn out to be winners among innumerous animations presented in the market. Moreover, because this market is rapidly evolving, it is difficult to predict its future growth rate, if any, and its ultimate size.

   THE COMPANY'S ABILITY TO ATTRACT ADDITIONAL FINANCING AS NEEDED MAY AFFECT ITS FUTURE SUCCESS.

The Company will require additional financings as it expects negative operating cash flow for the foreseeable future until income from its operations has grown to cover the cost of their support and development. Such financing, if obtained by the Company, may result in the issuance of additional securities and may not be available on terms favorable to it. The Company expects that it will continue to experience negative operating cash flow for the foreseeable future as a result of significant spending on product development, marketing and infrastructure. Accordingly, the Company may need to raise additional funds in a timely manner in order to fund its marketing and distribution of its products, respond to competitive pressures or acquire complementary products, businesses or technologies. Additional funds will have to be raised through the issuance of equity or convertible debt securities causing the percentage of ownership of the Company's current stockholders to be reduced, stockholders to experience additional dilution, and such securities may have rights, preferences or privileges senior to those of the holders of its common stock. The Company does not have any contractual restrictions on the Company's ability to incur debt and, accordingly, the Company could incur significant amounts of indebtedness to finance its operations. Any such indebtedness could contain covenants that would restrict the Company's operations. There can be no assurance that additional financing, if and when needed, will be available on terms favorable to the Company or at all. If adequate funds are not available or are not available on acceptable terms, it would have a material adverse effect on the Company's ability to fund its expansion, take advantage of acquisition opportunities, develop or enhance services or products or respond to competitive pressures.

   THE COMPANY'S FINANCING REQUIREMENTS MAY INCREASE IN ORDER TO OBTAIN PRODUCTION CAPABILITY IN THE FUTURE.

To obtain production capability, the Company may be required to make deposits, equipment purchases, loans, joint ventures, equity investments or technology licenses in or with other companies. These transactions could involve a commitment of substantial amounts of the Company's capital and technology licenses in return for production capacity. The Company may be required to seek additional debt or equity financing if the Company needs substantial capital in order to secure this capacity and the Company cannot be assured that it will be able to obtain such financing.

   ANY SIGNIFICANT DETERIORATION IN THE GENERAL ECONOMIC CONDITIONS WOULD HAVE AN ADVERSE EFFECT ON THE COMPANY'S BUSINESS, RESULTS OF OPERATIONS, AND FINANCIAL CONDITION.

The success of the Company's operations depends to a significant extent upon a number of factors relating to discretionary consumer spending, including economic conditions (and perceptions of such conditions by consumers) affecting disposable consumer income such as employment, wages, salaries, business conditions, interest rates, availability of credit and taxation for the economy as a whole and in regional and local markets where the Company operates. There can be no assurance that consumer spending will not be adversely affected by general economic conditions, which could negatively impact the Company's results of operations and financial conditions. Any significant deterioration in general economic conditions or increases in interest rates may inhibit consumers' use of credit and cause a material adverse effect on the Company's revenues and profitability. Any significant deterioration in general economic conditions that adversely affects these companies could also have a material adverse effect on the Company's business, results of operations and financial condition.

   NO DIVIDENDS DECLARED NOR ANY LIKELY TO BE DECLARED IN THE FUTURE.

The Company has not declared any dividends since inception, and has no present intention of paying any cash dividends on its common stock in the foreseeable future. The payment by the Company of dividends, if any, in the future rests with the discretion of the Company's Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and financial condition, as well as other relevant factors.

   THE POSSIBLE ISSUANCE OF ADDITIONAL SHARES MAY IMPACT THE VALUE OF THE COMPANY'S COMMON STOCK.

The Company is authorized to issue up to 100 million shares of common stock. It is the Company's intention to issue more shares than are currently outstanding. Sales of substantial amounts of common stock (including shares issuable upon the exercise of stock options, the conversion of notes payable and the exercise of warrants), or the perception that such sales could occur, could materially adversely affect prevailing market prices for the common stock and the ability of the Company to raise equity capital in the future.

   SALES AND DISTRIBUTION.

The Company has yet to establish a significant distribution and support network. Failure on the part of the Company to put into place an effective marketing infrastructure in a timely manner could act to delay or eliminate the generation of anticipated revenues.

   MARKET ACCEPTANCE.

The viability of the Company is dependent upon the market acceptance of its current and future products. There is no assurance that the products will attain a level of market acceptance that will allow for continuation and growth of its business operations. In addition, the Company will need to develop new processes and products to maintain its operations in the longer term. The development and launching of such processes and products can involve significant expenditure. There can be no assurance that the Company will have sufficient financial resources to fund such programs and whether such undertaking will be commercially successful.

   ADEQUATE LABOR AND DEPENDENCE UPON KEY PERSONNEL; NO EMPLOYMENT AGREEMENTS.

The Company will depend upon recruiting and maintaining qualified personnel to staff its operations. The Company believes that such personnel are currently available at reasonable salaries and wages. There can be no assurance, however, that such personnel will always be available in the future. The continuing development of the Company's products has been almost entirely dependent on the skills of management and certain key employees of the Company with which the Company has no employment agreements. Loss of the services of any of the management team and key employees could have a material adverse effect upon the Company.

   IF THE COMPANY'S SUBCONTRACT SUPPLIERS DISCONTINUE THE PRODUCTS NEEDED TO MEET THE COMPANY'S DEMANDS, OR FAIL TO UPGRADE THE TECHNOLOGIES NEEDED TO PRODUCE THE COMPANY'S PRODUCTS, THE COMPANY MAY FACE PRODUCTION DELAYS AND LOWER THE COMPANY'S ANTICIPATED REVENUES.

The Company's products requirements may represent a small portion of the total production of the subcontract suppliers that produce the Company's animations. As a result, the Company is subject to the risk that a subcontract supplier may cease production on an older or lower-volume producing process that it uses to produce the Company's animations. Each of these events could increase the Company's costs and harm the Company's ability to deliver its products on time.

   THE COMPANY'S GROWTH DEPENDS ON ITS ABILITY TO COMMERCIALIZE PRODUCTS.

A significant amount of the Company's revenue is projected to come from the commission for the sales of subcontract production and post-production. This type of business encounters competition and is price sensitive. While the Company is currently identifying new customers, the Company cannot be assured that the Company will successfully identify potential buyers and their needs on time, establish distribution channels, forecast market trends or appropriately estimate demand size for its products and services.

   THE COMPANY'S OPERATING EXPENSES ARE ANTICIPATED TO BE RELATIVELY FIXED AND THEREFORE THE COMPANY MAY HAVE LIMITED ABILITY TO REDUCE EXPENSES QUICKLY IN RESPONSE TO ANY REVENUE SHORTFALL.

The Company anticipates that its operating expenses will be relatively fixed, and the Company therefore has limited ability to reduce expenses quickly in response to any revenue shortfalls. Consequently, the Company's operating results will be harmed if the Company's revenues do not meet its revenue projections. The Company may experience revenue shortfalls for the following reasons: significant pricing pressures that occur due to competition, over supply, or other reasons; sudden shortages of human resources or production capability constraints that lead the Company's suppliers to allocate available supplies or capacity to other customers which, in turn, harm the Company's ability to meet its sales obligations; and the reduction, rescheduling or cancellation of customer orders.

   THE COMPANY'S ABILITY TO COMPETE SUCCESSFULLY WILL DEPEND, IN PART, ON ITS ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY RIGHTS, WHICH THE COMPANY MAY NOT BE ABLE TO PROTECT.

The Company will rely on a combination of patent, trade secrets, copyright, non disclosure agreements and other contractual provisions and technical measures to protect its intellectual property rights. Policing unauthorized use of the Company's products is difficult, especially in foreign countries. Litigation may continue to be necessary in the future to enforce its intellectual property rights, to protect its trade secrets, to determine the validity and scope of the proprietary rights of others, or to defend against claims of infringement or invalidity. Litigation could result in substantial costs and diversion of resources and could harm its business, operating results and financial condition regardless of the outcome of the litigation.

The Company anticipates acquiring ownership or an exclusive license to a number of copyrights or trademark rights related to the characters that the Company will create. However, the Company cannot be assured that any pending rights will be granted, or that all such rights can provide adequate protection for its intellectual property. The Company's operating results could be seriously harmed by the failure to protect its intellectual property.

   IF THE COMPANY IS ACCUSED OF INFRINGING ON THE INTELLECTUAL PROPERTY RIGHTS OF OTHER PARTIES, IT MAY BECOME SUBJECT TO TIME-CONSUMING AND COSTLY LITIGATION. IF THE COMPANY LOSES, IT COULD SUFFER A SIGNIFICANT IMPACT ON ITS BUSINESS AND IT MAY BE FORCED TO PAY DAMAGES.

Third parties may assert that the Company's products infringe their proprietary rights, or may assert claims for indemnification resulting from infringement claims against it. Any such claims may cause the Company to delay or cancel presenting of its products or pay damages that could seriously harm its business, financial condition and results of operations. In addition, irrespective of the validity or the successful assertion of such claims, the Company could incur significant costs in defending against such claims.

   THE COMPANY'S INVOLVEMENT IN LITIGATION MAY BE EXPENSIVE, MAY BE PROTRACTED, AND CONFIDENTIAL INFORMATION MAY BE COMPROMISED.

Whether or not the Company is successful in any litigation, the Company expects the litigation to consume substantial amounts of its financial and managerial resources. Further, because of the substantial amount of discovery required in connection with this type of litigation, there is a risk that some of the Company's confidential information could be compromised by disclosure.

   THE COMPANY'S BUSINESS MAY SUFFER DUE TO RISKS ASSOCIATED WITH INTERNATIONAL SALES AND OPERATIONS.

The Company anticipates that exported products will account for a portion of its revenues. International business activities are subject to a number of risks, each of which could impose unexpected costs to the Company that would have an adverse effect on its operating results. These risks include: difficulties in complying with regulatory requirements and standards; tariffs and other trade barriers; costs and risks of localizing products for foreign countries; reliance on third parties to distribute the Company's products; longer accounts receivable payment cycles; potentially adverse tax consequences; foreign exchange fluctuation occurring in transactions between hard currency and local currency; limits on repatriation of earnings; burdens of complying with a wide variety of foreign laws; and social, political and economic instability.

   THE COMPANY WILL SUBSTANTIALLY RELY ON AGENTS AND DISTRIBUTORS TO GENERATE SUBSTANTIAL AMOUNTS OF ITS REVENUE.

The Company anticipates that it will have to continue to rely on manufacturers' representatives, agents, and distributors to sell its products, and these entities could discontinue selling its products at any time. The loss of any significant agent could seriously harm the Company's operating results.

   THE COMPANY'S OFFICERS, DIRECTORS AND ENTITIES AFFILIATED WITH THEM CONTROL THE COMPANY.

In the aggregate, ownership of the Company's shares by significant shareholders and management represents a large proportion of the Company's issued and outstanding shares of common stock. These stockholders, if acting together, will be able to significantly influence all matters requiring approval by the Company's stockholders, including the election of directors and the approval of mergers or other business combination transactions.

   LIMITED TRADING MARKET FOR THE COMPANY'S COMMON STOCK.

The value and transferability of the Company's common stock may be adversely impacted by the limited trading market for the stock, the penny stock rules and future share issuances. There is a limited market for the Company's common stock in the United States. No assurance can be given that a market for the Company's common stock will develop or that it will be quoted on the NASD's Over-the-Counter Bulletin Board ("OTC-BB").

   THE SALE OR TRANSFER OF THE COMPANY'S COMMON STOCK BY SHAREHOLDERS IN THE UNITED STATES MAY BE SUBJECT TO THE SO-CALLED "PENNY STOCK RULES."

Under Rule 15g-9 of the Exchange Act, a broker or dealer may not sell a "penny stock" (as defined in Rule 3a51-1) to or affect the purchase of a penny stock by any person unless:
(a)   such sale or purchase is exempt from Rule 15g-9;
(b) prior to the transaction the broker or dealer has (i) approved the person's account for transactions in penny stocks in accordance with Rule 15g-9, and (ii) received from the person a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased; and
(c) the purchaser has been provided an appropriate disclosure statement as to penny stock investment.

The SEC adopted regulations that generally define a penny stock to be an equity security other than a security excluded from such definition by Rule 3a51-1. Such exemptions include, but are not limited to (i) an equity security issued by an issuer that has (A) net tangible assets of at least $2,000,000 if such issuer has been in continuous operations for at least three years, (B) net tangible assets of at least $5,000,000 if such issuer has been in continuous operation for less than three years, or (C) average revenue of at least $6,000,000 for the preceding three years; (ii) except for purposes of Section 7(b) of the Exchange Act and Rule 419, any security that has a price of $5.00 or more; and (iii) a security that is authorized or approved for authorization upon notice of issuance for quotation on the NASDAQ Stock Market, Inc.'s Automated Quotation System.

It is likely that shares of the Company's common stock, assuming a market were to develop in the U.S. therefore, will be subject to the regulations on penny stocks; consequently, the market liquidity for the common stock may be adversely affected by such regulations limiting the ability of broker/dealers to sell the

Company's common stock and the ability of shareholders to sell their securities in the secondary market in the U.S. Moreover, the Company's shares may only be sold or transferred by the Company's shareholders in those jurisdictions in the U.S. in which an exemption for such "secondary trading" exists or in which the shares may have been registered.

   CONFLICTS OF INTEREST OF CERTAIN DIRECTORS AND OFFICERS OF THE COMPANY.

From time to time certain of the directors and executive officers of the Company may serve as directors or executive officers of other companies and, to the extent that such other companies may participate in the industries in which the Company may participate, the directors of the Company may have a conflict of interest. In addition, the Company's dependence on directors and officers who devote time to other business interests may create conflicts of interest, i.e. that the fiduciary obligations of an individual to the other company conflicts with the individual fiduciary obligations of the Company and vice versa. Directors and officers must exercise their judgment to resolve all conflicts of interest in a manner consistent with their fiduciary duties to the Company. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. The Company is not aware of the existence of any conflict of interest as described herein.

                             (c) PROPERTIES

   The Company currently leases the following office space:
        Address: 3200 Wilshire Blvd. North Tower, Los Angeles, CA. 90010, U.S.A. Rental Area of Premises: 1,283 square feet
        Commencement Date: May 01, 2001
        Expiration Date: April 30, 2002
        Base Rent: $1,141.87 per month ($10.68 per square foot)
        Security Deposit: $2,180.00

                   (d) SECURITY OWNERSHIP OF CERTAIN
                     BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 22, 2001, the Company's outstanding common stock owned of record or beneficially by each executive officer and director and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's common stock, and the shareholdings of all Executive Officers and Directors as a group. Each person has sole voting and investment power with respect to the shares shown.

  Name             Position Held              Shares              % of Ownership
  ----             -------------              ------              --------------

  Nak Hoon Kim     President, Director         60,000                0.0035%

  Seung Hee Choi   Director                      Nil                    0.0%

  Name             Position Held              Shares              % of Ownership
  ----             -------------              ------              --------------

  Song Yul Choi    General Manager, Director    160,625              0.009%

  Lewis Young      Animation Manager              Nil                  0.0%

  Dae Yoon Lee     Graphic Artist                 Nil                  0.0%

  Ju Won Lee       Operations Manager            60,000              0.0035%

  Kim Do Suk       Shareholder                6,137,960               36.07%

All Directors and Officers as a Group
([6] persons)                                   280,625               0.016%


                      (e) DIRECTORS, EXECUTIVE OFFICERS,
                         PROMOTERS AND CONTROL PERSONS

The following table sets forth the name, age and position of each director and executive officer of the Company.

Name                Age               Position
----                ---               --------
Nak Hoon Kim         40               President, Director
Seung Hee Choi       28               Director
Song Yul Choi        41               General Manager, Director
Lewis Young          54               Animation Manager
Dae Yoon Lee         40               Graphic Artist
Ju Won Lee           41               Operations Manager

Nak Hoon Kim, Seung Hee Choi, and Song Yul Choi were elected directors on August 21, 2001 and will serve for one year or until their successors are elected and qualified. Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement.

There is no arrangement or understanding between the directors and officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer. There are no agreements or understandings for the officers or directors to resign at the request of another person and the above named officers and directors are not acting on behalf of nor will act at the direction of any other person.

The following summary outlines the professional background of the directors and executive officers over the past five years:

Mr. Nak Hoon Kim, President and Director
During the past five years, Mr. Kim has been involved with several companies, comprised of AKOM, an animation production firm in Korea for which he served as manager and Plus One Co. Ltd., an animation production firm also in Korea for which he served as production manager. Mr. Kim also has worked as a production manager for My Plan Korea.

Mr. Seung Hee Choi, Director
Since moving to the Los Angeles area in 1988 to complete high school and attend college as a computer science student, Mr.Choi has held supervisory and managerial positions in the janitorial and restaurant businesses (Tom's Janitorial and Edo-Ya restaurant). In October of 2000 Mr. Choi commenced work with MyPlan USA, Inc.

Mr. Song Yul Choi, Director and General Manager
Mr. Choi holds a Master's degree in Business Administration from Yonsei Business College and is a graduate from the Yonsei University School of Engineering, Korea. Mr. Choi was planning director for Sangwon Development and was employed in strategic planning for Daewoo International, both of Korea. Mr. Choi founded and operated Samjin Co., and was the general manager for First Enterprise Co. Ltd. before joining MyPlan USA, Inc. in its preliminary organizational stage.

Mr. Louis Young, Animation Manager
Mr. Young has studied art and animation at Institutes and Academy's in California, Paris and Korea. He has worked as animation director for Toon Us Animation and has done layouts and animation for Klasky-Csupo. As well, Mr. Young has performed as a storyboard artist/designer and assistant director for Fox Animation.

Mr. Dae Yoon Lee, Graphic Artist
Mr. Lee holds a Phd in computer graphics from the University of P. W. and has been a Professor of image design at Dankook University Graduate School, Korea. Mr. Lee has been President of the Korea Internet Design an Executive Director of WBC Internet Broadcasting, Seoul, Korea. Mr. Lee also served as the Vice President of the Promotion Task Force for World Cup 2002, Korea.

None of the Company's directors or officers are currently directors or officers of any other company.

                           (f) EXECUTIVE COMPENSATION

No officer or director has received any remuneration from the Company. Although there is no current plan in existence, it is possible that the Company will adopt a plan to pay or accrue compensation to its officers and directors for services related to the implementation of the Company's business plan.

The Company has no stock option, retirement, incentive, defined benefit, actuarial, pension or profit-sharing programs for the benefit of its directors or officers, but the board of directors may recommend adoption of one or more such programs in the future. The Company has no employment contract or compensatory plan or arrangement with any executive officer of the Company, but anticipates entering into employment contracts with certain management and other key personnel in the future. The directors currently do not receive any cash compensation from the Company for their service as members of the board of directors. Directors will be, however, reimbursed for expenses incurred from their membership on the Board of Directors. There is no compensation committee, and no compensation policies have been adopted. See "Certain Relationships and Related Transactions."

                   (g) CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No director, executive officer or nominee for election as a director of the Company, and no owner of five percent or more of the Company's outstanding shares or any member of their immediate family has entered into or proposed any transaction in which the amount received exceeds $60,000.

There is no known relationship between any of the directors and executive officers of the Company with major clients or providers of essential products and technology. The Company has a common shareholder (Kim Do Suk) with MyPlan Korea.

In the event conflicts do arise, the Company will attempt to resolve any such conflicts of interest in favor of the Company. The directors and executive officers of the Company are accountable to the Company and its shareholders as fiduciaries, which requires that such directors and executive officers exercise good faith and integrity in handling the Company's affairs. A shareholder may be able to institute legal action on behalf of the Company to recover damages or for other relief in cases of conflict resolution in any manner prejudicial to the Company.

                       (h) DESCRIPTION OF SECURITIES

The following description of the Company's capital stock is a summary of the material items of the Company's Articles of Incorporation. This summary is subject to and qualified in its entirety by the Company's articles of incorporation and bylaws and by the applicable provisions of Nevada law.
The Company's authorized capital consists of 100,000,000 shares of common stock of $0.001 par value per share. Immediately following the Merger, 17,016,000 shares of common stock were issued and outstanding. For each share held each record holder of common stock is entitled to one vote on all matters properly submitted to the shareholders for their vote.

The articles of incorporation do not permit cumulative voting for the election of directors, and shareholders do not have any preemptive rights to purchase shares in any future issuance of the Company's common stock. Because the holders of shares of the Company's common stock do not have cumulative voting rights, the holders of more than 50% of the Company's outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose. In such event, the holders of the remaining shares will not be able to elect any of the Company's directors.

The holders of shares of common stock are entitled to dividends prorata, out of funds legally available therefor, when and as declared by the board of directors. The board of directors has never declared a dividend and does not anticipate declaring a dividend in the future. In the event of liquidation, dissolution or winding up of the affairs of the Company, holders are entitled to receive, ratably, the net assets of the Company available to shareholders after payment of all creditors.

All of the issued and outstanding shares of common stock are duly authorized, validly issued, fully paid and non assessable. To the extent that additional shares of the Company's common stock are issued, the relative interests of existing shareholders may be diluted.

  (i) MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND OTHER
                           SHAREHOLDER MATTERS

There is no trading market for the Company's common stock at present and there has been no trading market to date. There is no assurance that a trading market will ever develop or, if such a market does develop, that it will continue. Due to the anticipated low price of the securities (less than $5.00), many brokerage firms may not be willing to effect transactions in the securities. Even if a purchaser finds a broker willing to effect a transaction in the Company's common stock, the combination of brokerage commissions, state transfer taxes, if any, and other selling costs may exceed the selling price.

The Company may apply for listing on the NASD's OTC Bulletin Board. To qualify for such a listing, an equity security must have at least one registered broker-dealer, known as a market maker, willing to list bid and sale quotations and to sponsor the Company for listing on the Bulletin Board. The Company may be unable to find a market maker willing to sponsor the Company. If the Company does qualify for the OTC Bulletin Board, shareholders may still find it difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's securities trading on the OTC Bulletin Board.

The Company's securities will also be subject to the SEC's "penny stock" rules. A penny stock is any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain rules which include Rules 3a51-1 and 15g-1 to 7 under the Exchange Act. The rules may further affect the ability of owners of the Company's shares to sell their securities in any market that may develop for them. Shareholders should be aware that, according to the SEC Release Number 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include:

  * control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;
  * manipulation of prices through pre-arranged matching of purchase and sales and false and misleading press releases;
  * "boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;
  * excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and
  * the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

There may be a limited market for penny stocks due to the regulatory burdens on broker-dealers. The market among dealers may not be active. Investors in penny stocks often are unable to sell stock back into the market where they bought the stock. The mark ups or commissions charged by the broker-dealers may be greater than any profit a seller may make. Because of large dealer spreads, investors may be unable to sell the stock immediately back to the dealer at the same price the dealer sold the stock to the investor. In some cases, the stock may fall quickly in value. Investors may be unable to reap any profit from any sale of the stock, if they can sell it at all.

Holders of Common Equity. As of August 22, 2001, there were 17,016,000 shares
--------------------------
of common stock outstanding, held of record by 374 shareholders.

                            (j) LEGAL PROCEEDINGS

The Company is not a party to any pending legal proceeding or litigation and none of its property is the subject of a pending legal proceeding. Further, the directors and executive officers know of no legal proceedings against the Company or its property contemplated by any governmental authority.

               (k) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

                    (l) RECENT SALES OF UNREGISTERED SECURITIES

On August 20, 2001, the Company issued 15,000,000 shares of common stock at a price of $0.01 per share for aggregate proceeds of $150,000. The proceeds will be used for working capital. The offer and sale of the stock was made pursuant to Regulation S and/or Rule 506 of Regulation D under the Act. All of the purchasers were accredited investors.

On August 20, 2001, the Company issued 1,966,000 shares of common stock in exchange for services rendered. The stock was issued pursuant to Regulation S and/or Rule 506 of Regulation D under the Act. All of the stockholders were foreign corporations.

On August 21, 2001, the Company issued 50,000 shares of common stock to the shareholders of VJG4, Inc. pursuant to the Merger. The common stock was offered and sold pursuant to Rule 506 of Regulation D under the Act.

                   (m) INDEMNIFICATION OF DIRECTORS AND OFFICERS

Currently, the Company does not have a provision in the its Articles of Incorporation limiting the liability of the Company's officers and directors. The Company may in the future and with shareholders' consent, amend its Articles of Incorporation to limit the liability of the Company's officers and directors. In such a case, the Company's officers and directors will not be liable to the Company for monetary damages occurring because of a breach of their fiduciary duty as officers and directors in certain circumstances. Such limitation will not affect liability for any breach of an officer or director's duty to the Company or the Company's shareholders (i) with respect to approval by the officer or director of any transaction from which he or she derives an improper personal benefit, (ii) with respect to acts or omissions involving an absence of good faith, that he or she believes to be contrary to the best interests of the Company or the Company's shareholders, that involve intentional misconduct or a knowing and culpable violation of law, that constitutes an unexcused pattern of inattention that amounts to an abdication of his or her duty to the Company or the Company's shareholders in circumstances in which he or she was or should have been aware, in the ordinary course of performing his or her duties, of a risk of serious injury to the Company or the Company's shareholders, or (iii) based on transactions between the Company and the Company's officers and directors or another corporation with interrelated officers or directors or on improper distribution, loan or guaranty. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

Insofar as indemnification for liabilities occurring pursuant to the Act may be permitted to directors, executive officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that it is the opinion of the SEC that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

                       (n) REPORTS TO SHAREHOLDERS

The Company plans to furnish its shareholders with an annual report for each fiscal year containing financial statements audited by its independent certified public accountants. Following the merger, the Company is a reporting company under Section 12g of the Exchange Act, and as such is required to file quarterly and annual reports and proxy statements. Any document filed by the Company may be read and copied at the Commissions Public Reference Room located at 450 Fifth Street N.W., Washington D.C. 20549, and the public reference room in Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. The Company's filings with the SEC are also available to the public from the SEC's web-site at http://www.sec.gov.
                                  -------------------

ITEM 5. OTHER EVENTS

Successor Issuer Election
-------------------------

Upon effect of the merger, pursuant to Rule 12g-3(a) under the Exchange Act, the Company became the successor issuer to VJG for reporting purposes under the Exchange Act and elected to report under the Exchange Act effective August 21, 2001.

As a reporting issuer, the Company will be registered under the rules of the Exchange Act, prescribing and furnishing the content of proxy statements, quarterly and annual reports to shareholders and other reporting issues. Officers, directors and principal shareholders are required to report under the short-swing profit recovery provisions contained in Section 16 of the Exchange Act.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

Financial Statements
--------------------

The financial statements of MyPlan USA, Inc. required by Regulation S-B, Item 310(c) to be filed with this Form 8K will be filed within the sixty day time limit available to file said financial statements.



Pro Forma Financial Information
-------------------------------

The financial statements set forth above serve as the pro forma financial statements required by Regulation S-B, Item 310(d), as VJG's financial information taken as a whole is immaterial to that of the Company.

Exhibits
--------

Exhibit No.   Description
-----------   ------------------------------------------------------------------
2             Agreement and Plan of Merger By and Between MyPlan USA, Inc. and
              VJG4, Inc. dated August 20, 2001

3.1 Certificate of Amendment of MyPlan USA, Inc. filed on August 20, 2001 (increasing the authorized stock of the company to 100,000,000 shares of common stock, no par value per share)

3.2           Articles of Incorporation of MyPlan USA, Inc. filed on August 2,
              2001

3.3           Articles of Merger of MyPlan USA, Inc.

3.3           Bylaws of MyPlan USA, Inc.

4             Specimen Share Certificate

5             News Release - MyPlan USA announces merger with VJG4, Inc.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYPLAN USA, INC.


  August 22, 2001                            By:       /s/ Nak Hoon Kim
------------------                               -------------------------------
     (Date)                                  Name:   Nak Hoon Kim
                                                  ------------------------------
                                              Its:   President
                                                  ------------------------------

                                    EXHIBIT INDEX


Exhibit No.   Description
-----------   ------------------------------------------------------------------
2             Agreement and Plan of Merger By and Between MyPlan USA, Inc. and
              VJG4, Inc. dated August 20, 2001

3.1 Certificate of Amendment of MyPlan USA, Inc. filed on August 20, 2001 (increasing the authorized stock of the company to 100,000,000 shares of common stock, no par value per share)

3.2           Articles of Incorporation of MyPlan USA, Inc. filed on August 2,
              2001

3.3           Articles of Merger of MyPlan USA, Inc.

3.3           Bylaws of MyPlan USA, Inc.

4             Specimen Share Certificate

5             News Release - MyPlan USA announces merger with VJG4, Inc.

Exhibit 2

                             AGREEMENT AND PLAN OF MERGER

                                    BY AND BETWEEN

                                   MyPlan USA, INC.

                                           AND

                                        VJG4, INC.

     This Agreement is entered into as of the 20th day of August, 2001 by and between MyPlan USA, Inc., a Nevada corporation ("MyPlan"), and VJG4, Inc., a Washington corporation ("VJG4"). MyPlan and VJG4 are referred to collectively herein as the "Parties";

     WHEREAS, VJG4 is a company duly incorporated in the State of Washington, is in good standing and is a fully reporting company under the Securities Exchange Act of 1934;

     WHEREAS, MyPlan is a company duly incorporated in the State of Nevada, is in good standing -and has been approved for trading of its common stock on the National Quotation Bureau with quotation on the Pink Sheets;

     WHEREAS, the capital stock of VJG4 consists of 100,000,000 shares of Common Stock, par value $0.0001 per share, of which 2,050,000 shares are issued and outstanding and held by two stockholders ("VJG4's Stockholders") and 20,000,000 shares of Preferred Stock, par value $0. 000 1 per share, of which no shares are issued and outstanding;

     WHEREAS, VJG4 has agreed to merge with and into MyPlan, which will operate as the surviving entity;

     WHEREAS, VJG4's Stockholders will receive a total of 50,000 shares of MyPlan Common Stock and $40,000 in exchange for the capital stock of VJG4 that they hold; and

     WHEREAS, the Parties expect that the Merger will further certain of their business objectives;

     NOW, THEREFORE, in consideration of these premises and the mutual promises made herein, and in consideration of the representations, warranties, and covenants herein, the Parties agree as follows:

     1. Definitions.
        ------------

     "Accredited Investor" has the meaning set forth in Rule 501 of Regulation D
      -------------------
promulgated under the Securities Act of 1933, as amended ("Securities Act").

     "Affiliate" has the meaning set forth in Rule 144(a) of the regulations
      ---------
promulgated under the Securities Act and Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

     "VJG4 Share" means any share of the Common Stock of VJG4.
      ----------

     "My-Plan -Common Stock" means the common stock of MyPlan, $0.001 par value
      ---------------------
per share.

     "Person" means an individual, a partnership, a corporation, an association,
      ------
a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Requisite VJG4 Stockholders Approval" means the unanimous written consent
      ------------------------------------
of the holders of VJG4 Shares in favor of this Agreement and the Merger.

     "SEC" means the U.S. Securities and Exchange Commission.
      ---

     "Security Interest" means any mortgage, pledge, lien, encumbrance, charge,
      -----------------
or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "Subsidiary" means any corporation with respect to which a specified Person
      ----------
(or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     2.     Basic Transaction.
            ------------------

     (a) The Merger.  Subject to the terms and conditions of this Agreement,
         ----------
VJG4 will merge with and into MyPlan (the "Merger") at the Effective Date. MyPlan shall be the corporation surviving the Merger (the "Surviving Corporation").

     (b) The Closing. The closing of the transactions contemplated by this
         -----------
Agreement (the "Closing") shall take place at the offices of Ogden Murphy Wallace, PLLC, in Seattle, Washington, commencing at 9:00 a.m. local time on the first business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date").

     (c) Actions at the Closing. At the Closing, (i) VJG4 will deliver to MyPlan
         ----------------------
the various certificates, instruments, and documents referred to in  6(a) below,
(ii) MyPlan will deliver to VJG4 the various certificates, instruments, and documents referred to in 6(b) below, (iii) MyPlan and VJG4 will file with the Secretaries of State of the States of Washington and Nevada Articles of Merger (the "Articles of Merger), and (iv) MyPlan will deliver to the VJG4 Stockholders, in the manner provided below in this 2, the certificates representing the shares to be distributed to the VJG4 Stockholders.

     (d)     Effect of Merger.
             ----------------

             (i) General. The Merger shall become effective on the date (the
                 -------
     "Effective Date") MyPlan and VJG4 file the Articles of Merger with the Secretaries of State of the States of Washington and Nevada. The Merger shall have the effect set forth in the laws of the States of Washington and Nevada. The Surviving Corporation may, at any time after the Effective Date, take any action (including executing and delivering any document) in the name and on behalf of either MyPlan or VJG4 in order to carry out and effectuate the transactions contemplated by this Agreement.

            (ii) Articles of Incorporation. The Articles of Incorporation of
                 -------------------------
     MyPlan in effect at and as of the Effective Date will remain the Articles of Incorporation of the Surviving Corporation without any modification or amendment in the Merger.

          (iii) Bylaws. The Bylaws of MyPlan in effect at and as of the
                ------
     Effective Date will remain the Bylaws of the Surviving Corporation without any modification or amendment in the Merger.

           (iv) Directors and Officers. The directors and officers of MyPlan in
                ----------------------
     office at and as of the Effective Date will become the directors and officers of the Surviving Corporation, retaining their respective positions and terms of office.

           (v) Cancellation of VJG4 Shares. At and as of the Effective Date,
               ---------------------------
     each VJG4 Share shall be canceled.

          (vi) MyPlan Shares. Each MyPlan Share issued and outstanding at and as
               -------------
     of the Effective Date will remain issued and outstanding.

     (e) Procedure for Payment.
         ---------------------

           (i) On the Effective Date, MyPlan shall deliver certificates for 25,000 shares each of MyPlan Common Stock in the names of James L. Vandeberg and Chapin Wilson, which shares shall be restricted pursuant to Rule 144 of the Securities Act; and

          (ii) Within three business days following the Effective Date, MyPlan shall deliver the sum of thiry-five thousand dollars ($35,000) to the VJG4 Stockholders, payable $17,500 to James L. Vandeberg and $17,500 to Chapin Wilson; and

         (iii) On or before the date MyPlan's common stock begins trading on the NASD's Over-the-Counter Bulletin Board, MyPlan shall deliver the sum of five thousand ($5,000) to the VJG4 Stockholders, payable $2,500 to James L. Vandeberg and $2,500 to Chapin Wilson.

3.     Representations and Warranties of VJG4. VJG4 and each of its stockholders
       ---------------------------------------
represent and warrant to MyPlan that the statements contained in this paragraph 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this paragraph 3).

     (a) Organization. Qualification, and Corporate Power. VJG4 is a corporation
         ------------------------------------------------
duly organized, validly existing, and in good standing under the laws of the State of Washington. VJG4 is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. VJG4 has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

     (b) Capitalization. The entire authorized capital stock of VJG4 consists of
         --------------
100,000,000 shares of Common Stock par value $0.0001 per share, of which 2,050,000 VJG4 Shares are issued and outstanding, and 20,000,000 shares of Preferred Stock par value $0.0001 per share, none of which are issued and outstanding, as of August 20, 2001. All of the issued and outstanding VJG4 Shares have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require VJG4 to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar riots with respect to VJG4.

     (c) Authorization of Transaction. VJG4 has full power and authority
         ----------------------------
(including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that VJG4 cannot consummate the Merger unless and until it receives the Requisite VJG4 Stockholders Approval. This Agreement constitutes the valid and legally binding obligation of VJG4, enforceable in accordance with its terms and conditions.

     (d) Noncontravention. Neither the execution and the delivery of this
         ----------------
Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, Judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which VJG4 is subject or any provision of the charter or bylaws of VJG4 or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which VJG4 is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). Other than in connection with the provisions of Washington law, VJG4 is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

     (e) Filings with the SEC. VJG4 has made all filings with the SEC that it
         --------------------
has been required to make under the Securities Exchange Act (collectively the "Public Reports") and has received from the SEC a letter to the effect that the SEC will have no further comment on VJG4's Form 10-SB. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. VJG4 has delivered to MyPlan a correct and complete copy of each Public Report (together with all exhibits and schedules thereto and as amended to date).

     (f) Financial Statements. VJG4 has filed quarterly reports on Form I O-QSB
         --------------------
for the quarters ended March 31, 2001 and June 30, 2001 (the June 30, 2001 report is referred to herein as "Most Recent Fiscal Quarter End"). The financial statements included in or incorporated by reference into these Public Reports (including the related notes and schedules) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, and present fairly the financial condition of VJG4 as of the indicated dates and the results of operations of VJG4 and its Subsidiaries for the indicated periods; provided, however, that the interim statements are subject to normal year-end adjustments.

     (g) Events Subsequent to Most Recent Fiscal Quarter End. Since the Most
         ---------------------------------------------------
Recent Fiscal Quarter End, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of VJG4 taken as a whole.

     (h) Undisclosed Liabilities. VJG4 has no liability (whether known or
         -----------------------
unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes, except for (i) liabilities set forth on the face of the balance sheet dated as of the Most Recent Fiscal Quarter End (rather than in any notes thereto) and (ii) liabilities which have arisen after the Most Recent Fiscal Quarter End in the ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

     (i) Brokers' Fees. VJG4 has no liability or obligation to pay any fees or
         -------------
commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

     (j) Affiliate and Accredited Investor Status. All stockholders of VJG4 are
         ----------------------------------------
Affiliates of VJG4 and are Accredited Investors.

     (k) Liens and Litigation. VJG4 has no liens or encumbrances against VJG4 or
         --------------------
VJG4's shares nor does VJG4 know of any current or intended legal claims against VJG4.

4.     Representations and Warranties of MyPlan. MyPlan represents and warrants
       ----------------------------------------
to VJG4 that the statements contained in this 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this 4).

     (a) Organization. MyPlan is a corporation duly organized, validly existing,
         ------------
and in good standing under the laws of the State of Nevada.

     (b) Capitalization. The entire authorized capital stock of MyPlan consists
         --------------
of 100,000,000 shares of common stock having no par value per share, of which 16,966,000 shares of common stock were duly issued and outstanding as of August 20, 2001, held by no less than 300 persons.

     (c) Authorization of Transaction. MyPlan has full power and authority
         ----------------------------
(including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of MyPlan, enforceable in accordance with its terms and conditions.

     (d) Noncontravention. To the knowledge of any director or officer of
         ----------------
MyPlan, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which MyPlan is subject or any provision of the charter or bylaws of MyPlan or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which MyPlan is a party or by which it is bound or to which any of its assets is subject except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, or failure to give notice would not have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement. To the knowledge of any director or officer of MyPlan, and other than in connection with the provisions of Nevada law, MyPlan does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement.

     (e) Brokers' Fees. MyPlan does not have any liability or obligation to pay
         -------
any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which VJG4's stockholders could become liable or obligated.

     (f) Liens and Litigation. MyPlan has no liens or encumbrances against it or
         --------------------
its shares nor does MyPlan know of any current or intended legal claims against MyPlan.

5.     Covenants. The Parties agree as follows with respect to the period from
       ---------
and after the execution of this Agreement.

     (a) General. Each of the Parties will use its best efforts to take all
         -------
action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in paragraph 6 below).

     (b) Notices and Consents. VJG4 will give any notices to third parties, and
         --------------------
will use its best efforts to obtain any third party consents, that MyPlan reasonably may request in connection with the matters referred to in paragraph 3(d) above.

     (c) Regulatory Matters and Approvals. Each of the Parties will give any
         --------------------------------
notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in 3(d) and 4(d) above.

     (d) Washington Law. VJG4 will obtain the unanimous written consent of its
         --------------
stockholders for the adoption of this Agreement and the approval of the Merger in accordance with Washington Law.

6.     Conditions to Obligation to Close.
       ----------------------------------

     (a) Conditions to Obligation of MyPlan. The obligation of MyPlan to
         ----------------------------------
consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

         (i) this Agreement and the Merger shall have been approved by the unanimous written consent of the stockholders of VJG4;

        (ii) VJG4 shall have procured all of the third party consents specified in 5(b) above, if any;

       (iii) the representations and warranties set forth in 3 above shall be true and correct in all material respects at and as of the Closing Date;

        (iv) VJG4 shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

         (v) No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would
     (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Surviving Corporation to own the former assets, to operate the former businesses, or (D) affect adversely the right of VJG4 to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

        (vi) VJG4 shall have delivered to MyPlan a certificate to the effect that each of the conditions specified above in 6(a)(i)-(v) is satisfied in all respects; and

       (vii) all actions to be taken by VJG4 in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to MyPlan.

MyPlan may waive any condition specified in this 6(a) if it executes a writing so stating at or prior to the Closing.

     (b) Conditions to Obligation of VJG4. The obligation of VJG4 to consummate
         --------------------------------
the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

         (i) this Agreement and the Merger shall have been approved by a majority of the stockholders of MyPlan;

        (ii) the representations and warranties set forth in 4 above shall be true and correct in all material respects at and as of the Closing Date;

       (iii) MyPlan shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

        (iv) all actions to be taken by MyPlan in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to VJG4.

VJG4 may waive any condition specified in this 6(b) if it executes a writing so stating at or prior to the Closing.

7.     Termination.
       ------------

     (a) Termination of Agreement. Either of the Parties may terminate this
         ------------------------
Agreement with the prior authorization of its board of directors (whether before or after stockholder approval) as provided below:

         (i) the Parties may terminate this Agreement by mutual written consent at any time prior to the Effective Date;

        (ii) MyPlan may terminate this Agreement by giving written notice to VJG4 at any time prior to the Effective Date (A) in the event VJG4 has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, MyPlan has notified VJG4 of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before August 31, 2001, by reason of the failure of any condition precedent under 6(a) hereof (unless the failure results primarily from MyPlan breaching any representation, warranty, or covenant contained in this Agreement); or

       (iii) VJG4 may terminate this Agreement by giving written notice to MyPlan at any time prior to the Effective Date (A) in the event MyPlan has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, VJG4 has notified MyPlan of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before August 31, 2001, by reason of the failure of any condition precedent under 6(b) hereof (unless the failure results primarily from VJG4 breaching any representation, warranty, or covenant contained in this Agreement).

     (b) Effect of Termination. If any Party terminates this Agreement pursuant
         ---------------------
to 7(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach).

8.     Miscellaneous.
       --------------

     (a) Survival. None of the representations, warranties, and covenants of the
         --------
Parties (other than the provisions in paragraph 2 above concerning issuance of MyPlan's Shares) will survive the Effective Date.

     (b) Entire Agreement. This Agreement (including the documents referred to
         ----------------
herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof

     (c) Succession and Assignment. This Agreement shall be binding upon and
         -------------------------
inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

     (d) Counterparts. This Agreement may be executed in one or more
         ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     (e) Headings. The section headings contained in this Agreement are inserted
         --------
for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (f) Notices. All notices, requests, demands, claims, and other
         -------
communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient at the last address give to the other party.

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the last address given to the other party using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     (g) Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

     (h) Amendments and Waivers. The Parties may mutually amend any provision of
         ----------------------
this Agreement at any time prior to the Effective Date with the prior authorization of their respective boards of directors; provided, however, that any amendment effected subsequent to stockholder approval will be subject to the restrictions contained in the laws of the State of Nevada. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (i) Severability. Any term or provision of this Agreement that is
         ------------
invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity of enforceability of the offending term or provision in any other situation of in any other jurisdiction.

     (j) Expenses. Each of the Parties will bear its own costs and expenses
         --------
(including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

     (k) Construction. The Parties have participated jointly in the negotiation
         ------------
and drafting of this Agreement In the event on ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires.

     (1) Recitals. All recitals shall be construed as part of this Agreement
         --------

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

MyPlan USA, Inc.                                   VJG4, Inc.


   /s/ Piers Van Ziffle                            /s/ James Vanderberg
---------------------------------              ---------------------------------
By:     Piers Van Ziffle                       By:     James Vanderberg
     ----------------------------                   ----------------------------
  Its:  President                                Its:  Vice President
      ---------------------------                    ---------------------------

Exhibit 3.1


              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                (Before Payment of Capital or Issuance of Stock)

Scott Lee                              and
---------------------------------------   --------------------------------
Name of sole director (If there are 2    (Name of additional director (if
or 3 directors at least 2 must endorse)  there are 4 or more, at least 2/3 must endorse)

certify that:

1. They constitute at least two-thirds of the original directors of:

MyPlan USA,. Inc., a Nevada corporation.

2. The original Articles were filed in the Office of the Secretary of State on 8/2/2001.

3. As of the date of this certificate, no stock of the corporation has been issued.

4. They hereby adopt the following amendments to the articles of incorporation of this, corporation:

Article IV is amended to read as follows:

     The amount of total authorized capital stock of this corporation is One Hundred Million (100,000,000) shares, at par value of one tenth of one cent (.001) per share, with each share having (1) vote. Such stock shall be common and may be issued from time to time without any action by the stockholders for such consideration as may be fixed from time to time by the Board of Directors, and shares so issued, the full consideration for which has been paid or delivered, shall be deemed the full paid up stock, and the holder of such shares shall not be liable for any further payment thereof. Said stock shall not be subject to assessment to pay the debts of the corporation, and no paid up stock and no stock issued as fully paid shall ever be assessed or assessable by the corporation.

                                          /s/ Scott Lee
                                   ------------------------------------
                                              Signature


                                   ------------------------------------
                                              Signature

Exhibit 3.2

                                                         Filed #C21186-01
                                                                ---------

                                                           AUG 0 2 2001
                      ARTICLES OF INCORPORATION OF
                                                         IN THE OFFICE OF
                                                         /s/ DEAN HELLER
                                                 DEAN HELLER, SECRETARY OF STATE

                             MyPlan USA, Inc.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned has this day formed a corporation for the transaction of business, and the promotion and conduct of the objects and purposes hereinafter stated, under and pursuant to the laws of the State of Nevada.

     AND I DO HEREBY CERTIFY THAT:

                                    I

     The name of this corporation, hereinafter referred to as "the corporation" is MyPlan USA, Inc.

                                    II

     The registered office and resident agent street address of the corporation named herein shall be located within this state at 1555 E. Flamingo Rd., Suite 440, Las Vegas, NV 89119. The name of the resident agent hereof is Nevada Corporate Formations, Inc. with mailing address at 1555 E. Flamingo Rd., Ste. 440, Las Vegas, Nevada 89119.

     Office for the transaction of any business of the corporation and where the meetings of the Board of Directors may be held, and where the books of the corporation may be kept, may be established and maintained in any other part of the State of Nevada, or in any other state, territory or possession of the United States of America, the District of Columbia, or in any foreign country.

                                  III

     The nature of the business and objects and purposes proposed to be transacted, promoted or carried on by the corporation shall be to engage in any lawful activity subject to expressed limitation if any.

                                  IV

     The amount of total authorized capital stock of this corporation is Seventy Five Thousand (75,000), at par value of no par per share, with each share having one (1) vote. Such stock shall be common and may be issued from time to time without any action by the stockholders for such consideration as may be fixed from time to time by the Board of Directors, and shares so issued, the full consideration for which has been paid or delivered, shall be deemed the full paid up stock, and the holder of such shares shall not be liable for any further payment thereof. Said stock shall not be subject to assessment to pay the debts of the corporation, and no paid up stock and no stock issued as fully paid shall ever be assessed or assessable by the corporation.

                                  V

     The governing board of the corporation shall be known as styled directors and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of the corporation, provided that the number of directors shall not be reduced to less than one (1). The name and address of the first board of directors, which shall be one in number is:

Dana Green, 141-757 West Hastings St., Ste. 676, Vancouver, BC, CANADA V6C 1A1.

                                 VI

     The name and address of the incorporator signing these Articles of Incorporation is as follows: Jere Dougherty, 1555 E. Flamingo Rd., Ste. 440, Las Vegas, Nevada 89119.

                                 VII

The corporation is to have perpetual existence.

                                VIII

     a. The Board of Directors shall have the power and authority to make and alter, or amend the bylaws, to fix the amount in cash or otherwise to be reserved as working capital and to authorize and cause to be executed the mortgages and liens upon the property and franchises of the corporation.

     b. The Board of Directors shall, from time to time, determine whether, and to what extent, and at which times and places, and under what conditions and regulations, the accounts and books of this corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have the right to inspect any account, book or document of the corporation except as conferred by the Statutes of Nevada, or authorized by the Directors of the board or by resolution of the stockholders.

     c. No sale, conveyance, transfer, exchange or other disposition of all or substantially all of the property and assets of the corporation shall be made unless approved by written consent of the shareholders entitled to exercise fifty-one percent (51 %) of the voting power of the corporation.

     d. The stockholders and directors shall have the power to hold their meetings and keep the books, documents and papers of the corporation outside of the State of Nevada, and at such place as may from time to time be designated by the bylaws or by resolution of the Board of Directors or stockholders, except as otherwise required by the laws of the State of Nevada.

     e. The corporation shall indemnify each present and future officer and director of the corporation and each person who serves at the request of the corporation as an officer or director of any other corporation, whether or not such person is also an officer or director of the corporation, against all costs, expenses and liabilities, including the amounts of judgements, amounts paid in compromise settlements and amounts paid for services or counsel and other related expenses, which may be incurred by or imposed on him in connection with any claim, proceeding, suit, action, investigation or inquiry hereafter made, instituted or threatened in which he may be involved as a party or otherwise by reason of any past or future action taken or authorized and approved by him or any omission to act as such officer or director, at the time of the incurring or imposition of such costs, expenses, or liabilities, except such costs, expenses or liabilities as shall relate to matters as to which he shall in such action, suit or proceeding, be finally adjudged to be liable by reason of his negligence or willful misconduct toward the corporation or such other corporation in the performance of his duties as such officer or director. As to whether or not a director or officer was liable by reason of his negligence or willful misconduct toward the corporation or such other corporation in the performance of his duties as such officer or director, in the absence of such final adjudication of the existence of such liability, the Board of Directors and each officer and director may conclusively rely upon an opinion of legal counsel selected by or in the manner designated by the Board of Directors. The foregoing right of indemnification shall not be exclusive of other rights to which any such officer or director may be entitled as a matter of law or otherwise, and shall inure to the benefit of the heirs, executors, administrators and assigns of each officer and director.

                                     IX

     Authority is hereby granted to the holders of shares of this corporation entitled to vote, to change from time to time the authorized number of directors of this corporation by a duly adopted amendment to the bylaws of the corporation.

                                     X

     After the formation of this corporation, each shareholder of the corporation shall be entitled to purchase and/or subscribe for the number of shares of the corporation which may hereafter be authorized and issued for money, which bears the same ratio to the number of shares then proposed to be issued as the number of shares then held by him bears to the number of shares subscribed immediately prior to such additional issue.

                                    XI

     No shareholder shall transfer, alienate, or in any way dispose of any share of the corporation unless such share shall first have been offered for sale to the corporation. The corporation reserves and shall have the exclusive right and option to purchase such shares at a price equal to the market value thereof within thirty days after such offer. After the expiration of such time, the share holder, if the corporation shall not have exercised its option to purchase, shall be free to transfer, alienate or otherwise dispose of such share without any restriction whatsoever.

     The undersigned, being the original incorporator hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Nevada, and in pursuance of the general corporation laws of the State of Nevada, does make and file this certificate, hereby declaring and certifying that the facts hereinabove stated are true, and accordingly have hereunto set my hand:

          /s/ Jere Dougherty                                     8-2-2001
-----------------------------------------                   --------------------
Jere Dougherty                                                Date

Certificate of Acceptance of Appointment by Resident Agent: I Nevada Corporate Formations, Inc., with registered office at 1555 E. Flamingo Road, Suite 440, Las Vegas, NV 89119, County of Clark, State of Nevada, hereby accept the appointment as Resident Agent for the aforementioned business entity.



          /s/ Jere Dougherty                                     8-2-2001
-----------------------------------------                   --------------------
On behalf of Nevada Corporate Formations, Inc.                Date


c/s

Page 13
Exhibit 3.3

                               ARTICLES OF MERGER
                                       OF
                                MyPlan USA, Inc.,
                              A Nevada Corporation

Pursuant to the provisions of the Nevada Revised Statutes Section 92A.200 and the Washington Business Corporation Act Section 23B. 11.090, the following Articles of Merger are executed for the purpose of merging VJG4, Inc., a Washington corporation (the "Disappearing Corporation"), with and into MyPlan USA, Inc., a Nevada corporation (the "Surviving Corporation"), (the "Constituent Corporations").

     1. The Agreement and Plan of Merger was approved, adopted, certified, executed and acknowledged by the Disappearing Corporation and the Surviving Corporation in accordance with Section 23B. 11. 0 10 et seq. of the Washington Business Corporation Act and Chapter 92A.005 et seq. of the Nevada Revised Statutes.

     2.     The name of the surviving corporation is "MyPlan USA, Inc."

     3. The Agreement and Plan of Merger was unanimously approved by the Board of Directors of the Surviving Corporation pursuant to Nevada Corporations Law. No stockholder approval was required pursuant to Section 92A. 130 of the Nevada Revised Statutes.

     4. The Agreement and Plan of Merger was unanimously approved and submitted to the stockholders by the Board of Directors of the Disappearing Corporation pursuant to Section 23B. 11.030 of the Revised Code of Washington. The total number of votes entitled to be cast were 2,050,000 with 2,050,000 voting for the merger and none voting against the merger, which vote was sufficient for approval by the stockholders of the Disappearing Corporation pursuant to Section 23B. 11.030 of the Revised Code of Washington.

     5. The executed Agreement and Plan of Merger is on file at the principal executive offices of the Surviving Corporation located at 1555 East Flamingo Road, Suite 440, Las Vegas, Nevada, 89119. A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of the Constituent Corporations.

     6. The Articles of Incorporation and Bylaws of the Surviving Corporation were not amended.

     7. The authorized capital stock of the Disappearing Corporation consists of 100,000,000 shares of common stock having a par value of $0.0001 per share, of which 2,050,000 are duly issued and outstanding, and 20,000,000 shares of preferred stock having a par value of $0.0001, of which none are issued and outstanding. The authorized capital stock of the Surviving Corporation consists of 100,000,000 shares of common stock having $0.001 par value per share, of which 16,966,000 common shares are duly issued and outstanding as of August 20, 2001.

                      MyPlan USA, Inc. - Articles of Merger
                                   Page 1 OF 2

     8. Pursuant to the provisions of the Revised Code of Washington Section 23B. 11. 110, the address where copies of process for the Disappearing Corporation may be sent by the Secretary of State of the State of Washington is as follows:

                            Odgen Murphy Wallace, P.L.L.C.
                            1601 Fifth Avenue, Suite 2100
                            Seattle, Washington 98 101
                            Attn: James L. Vandeberg

Dated this 20th day of August, 200 1.

MyPlan USA, Inc.,
A Nevada Corporation

     /s/ Piers Van Ziffle                        /s/ Scott Lee
-------------------------------------      -------------------------------------
By     Piers Van Ziffle                    By     Scott Lee
  -----------------------------------        -----------------------------------
Its     President                         Its     Secretary
   ----------------------------------         ----------------------------------

CITY OF Vancouver               )
        ---------               )
                                )     ss.
PROVINCE OF British Columbia    )
            ----------------    )

     On this 20th day of August, 2001, before me personally appeared Piers Van
        ----       ------
Ziffle, to me known to be the President of MyPlan USA, Inc. and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official sea] the day and year first above written.

                                             /s/ Elaine Lu
                                         -------------------------------------
                                              (Signature)    ELAINE LU
                                                           NOTARY PUBLIC
                                                           P.O. BOX 11551
                                                     1950- 650 WEST GEORGIA ST.
                                                     VANCOUVER, BRITISH COLUMBIA
                                                               V6B 4N8
                                         -------------------------------------
                                         (Name legibly printed or stamped)

(Seal or stamp)

                                     My appointment expires permanent commission
                                                            --------------------

                      MyPlan USA, Inc. - Articles of Merger
                                   Page 2 OF 2

Exhibit 3.3

                                   BYLAWS OF

                                MyPlan USA, Inc.

                               ARTICLE I: OFFICES

     Registered Office: The Board of Directors shall have the power to change the location of its registered office within the State of Nevada in accordance with and under procedures of NRS Chapter 78.

     Other Offices: The Board of Directors may at any time establish branch or subordinate offices at any location within this state or in any other state or country.

                            ARTICLE II: STOCKHOLDERS

     Annual Meetings: Unless held at a different time and date designated each year by the Board of Directors, an annual meeting of stockholders shall be held as follows:

On the month, day, and year of: ________________________________________________
at the physical location of: ___________________________________________________
_________________________________________ at (time) ____________________________
provided however, that should such day fall upon a legal holiday, or a day nationally recognized to be a legal holiday, then the annual meeting of stockholders shall be held at the same time and place on the next day thereafter which is a full business day.

     Notice of Stockholder's Meetings; Waiver: Unless a waiver of notice of annual stockholder's meeting shall have been endorsed by the person or persons entitled to such notice and delivered to the Board of Directors, a notice of such meeting shall be delivered or mailed to such stockholder in strict compliance with NRS 78.370. Any stockholder may waive such notice in writing either before or after said meeting.

                         ARTICLE III: Board of Directors

     Directors' Meetings; Quorum: Unless an amendment hereof shall provide for a lesser proportion, a majority of the Board of Directors of this corporation, at a meeting duly assembled is necessary to constitute a quorum for the transaction of business, and the act of a majority of the directors is the act of the board.

     Regular Meetings: Regular meetings of the Board of Directors may be held without notice and at any location deemed necessary and proper for the continuance of corporate business.

     Teleconferencing: So long as each person participating in a meeting of the Board of Directors shall sign the minutes thereof, either originally or in counterparts, such person shall be deemed to be present at such meeting by means of a conference telephone network or similar communications whereby all participants can hear each other.

     Number and Qualifications: The business of this corporation must be managed by a Board of Directors numbering at least one who shall be at least 18 years of age. The maximum number of directors and the methods by which such directors may be increased or decreased may be provided for by the Board of Directors in accordance with NRS 78.115.

     Powers and Duties: Subject to the provisions of Nevada corporate statutes, the Articles of Incorporation and these bylaws, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

     Compensation: Directors and members of committees may receive such compensation for their services, and such reimbursement of expenses as may be fixed or determined from time to time by the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services.

                              ARTICLE IV: Officers

     Minimum Number: This corporation shall have a president, a secretary, a treasurer and at least one board director. Any person may hold two or more offices.

     Election: Officers shall be chosen by the Board of Directors and shall hold their offices until their successors are chosen and qualify.

     Maximum Number: This corporation may also have one or more vice presidents, assistant secretaries and assistant treasurers, and such other officers, agents and factors as may be deemed necessary.

                         ARTICLE V: Conduct of Business

     Contracts: The board of directors may authorize any officer or officers, agent or agents to enter into any contract or execute and deliver any instrument in the name of, and on behalf of the corporation and such authority may be general or confined to specific instances.

     Loans: Loans to and from the corporation, to and from any other corporation, firm, entity or individual including directors, officers or employees of this corporation shall be authorized by a resolution of the Board of Directors.

     Checks, Drafts, Orders: All checks, drafts or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer of officers, agent or agents, of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

     Deposits: All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

                                   VI: Stocks

     Stock Certificates: Except as provided for under NRS 78.235, every stockholder will be issued a certificate, signed by an officer of this corporation, certifying the number of shares owned by him in the corporation.

     Stock Transfer: Transfer of shares of stock of the corporation shall be made in the manner required by law, and pursuant to procedures established by the Board of Directors. The corporation shall maintain stock ledger/transfer books, and any transfer shall be registered thereon only on request and surrender of the stock certificate representing the transferred shares, duly endorsed.

     Dividends: The Board of Directors may from time to time declare and the corporation may pay dividends on its outstanding shares in the manner prescribed by law.

                                  VII Tax Year

     The Board of Directors shall in a timely fashion designate the month in which the corporate tax year will end.

                                VIII: Amendments

     These bylaws may be altered, amended, or repealed and new bylaws may be adopted by the board of directors at any regular or special meeting of the board provided however, that any change must be in accordance with the Articles of Incorporation and pursuant to applicable law.

              THESE BYLAWS ARE HEREBY CERTIFIED BY THE FOLLOWING:

(Secretary)                                         Date
            ---------------------------------------     ------------------------

Exhibit 4

[Graphic Omitted]               INCORPORATED UNDER THE LAWS OF
                                            NEVADA                        Shares


                                       MyPlan USA, Inc.
                                       ----------------


This Certifies that                                              is the owner of
                   ----------------------------------------------
                                                  Shares of the Capital Stock of
--------------------------------------------------

          MyPlan USA, Inc.

    transferable only on the books of the Corporation by the holder hereof in person or by Attorney, upon surrender of this Certificate properly endorsed.

    In Witness Whereof, the said Corporation has paused this Certificate to be signed by its duty authorized officers and to be sealed with the Seal of the Corporation
    this                     day of                A.D.
        ---------------------      ----------------    -----------

C/S

                                      SHARES
                                       EACH

Exhibit 5

MyPlan USA, Inc. Announces Merger With VJG4, Inc.

NEVADA: MyPlan USA, Inc. announced that it has completed its recent merger with VJG4, Inc. as of August 21, 2001 and is in the process of filing its Form 8K 12g3 to become a reporting issuer.

MyPlan USA, Inc. was formed August 2, 2001 as an entertainment media firm with the goal of providing services to the animation production and related entertainment industry.

The business activity that the Company is involved with are pre-production of animation projects, sub contracted distribution services for studios in the animation industry, and a global networking source for production and post-production services related to animation and entertainment projects.

This News Release contains forward-looking statements which are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as 'will be' and similar expressions reflecting something other than historical fact are intended to identify such statements. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products and technologies, successful integration of acquisitions, the ability to secure additional sources of financing, the ability to reduce operating expenses and other factors. The Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this Press Release.

For further information contact:     Scott Lee @ Penn Capital
                                     604-647-0044
                                     16th Floor 543 Granville Street
                                     Vancouver, B.C. Canada V6C IX8